Exhibit 10.13

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of October 24, 2025 (this “Amendment No. 3”), is by and among FRONTVIEW OPERATING PARTNERSHIP LP (the “Company”), FVR SUBSIDIARY OP LP (the “Subsidiary OP”, and together with the Company, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders under the Credit Agreement defined below (in such capacity, together with its permitted successors in such capacity, the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., in its individual capacity and not as Administrative Agent, and the other Lenders signatory hereto. Reference is made to that certain Credit Agreement, dated as of September 6, 2024, by and among the Company, the Lenders referenced therein from time to time party thereto and the Administrative Agent (such agreement, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), as modified by that certain Waiver to Credit Agreement dated as of September 26, 2024 (the “Waiver Agreement”) among the Company, the Administrative Agent and the Lenders, that certain Amendment No. 1 to Credit Agreement dated as of December 19, 2024 and that certain Amendment No. 2 to Credit Agreement dated as of September 16, 2025 among the Borrowers, the Administrative Agent and the Lenders. Capitalized terms used herein without definition shall have the same meanings as set forth in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company has requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders party hereto constituting all of the Lenders are willing to make the requested amendments as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each of the parties hereto hereby agree as follows:

SECTION 1. AMENDMENTS TO CREDIT Agreement. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Rate” in Section 1.1 of the Credit Agreement is amended by restating the table in clause (a) thereof and the paragraph that follows such table in their entirety to read as follows:

“RATIO LEVEL	TOTAL LEVERAGE RATIO	TERM BENCHMARK/RFR - APPLICABLE RATE	ABR‑ APPLICABLE RATE
Level I	<35%	1.15%	0.15%
Level II	> 35% and < 40%	1.20%	0.20%
Level III	> 40% and < 45%	1.25%	0.25%

Level IV	> 45% and < 50%	1.30%	0.30%
Level V	> 50% and < 55%	1.40%	0.40%
Level VI	> 55% and < 60%	1.55%	0.55%
Level VII	> 60%	1.75%	0.75%

For purposes of this clause (a), any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the third (3rd) Business Day immediately following the date a compliance certificate is delivered in accordance with Section 5.1(c); provided, however, that if such compliance certificate is not delivered in accordance with Section 5.1(c) and has not been delivered within thirty (30) days after notice from the Administrative Agent or the Required Lenders to the Borrower Representative notifying the Borrowers of the failure to deliver such compliance certificate on the date when due in accordance with Section 5.1(c), then the Applicable Rate shall be the percentage that would apply to the Level VII Ratio and it shall apply as of the first Business Day after the date on which such compliance certificate was required to have been delivered and shall remain in effect until such compliance certificate is delivered. The Applicable Rate from the Amendment No. 3 Effective Date until the delivery of the compliance certificate for the fiscal quarter ending September 30, 2025 shall be based on Level II.”

(b) The definition of “Capitalization Rate” in Section 1.1 of the Credit Agreement is amended by restating such definition in its entirety to read as follows:

““Capitalization Rate” means six and three-quarters percent (6.75%) for all Properties.”

(c) The definition of “Total Asset Value” in Section 1.1 of the Credit Agreement is amended by adding the following proviso to the end of clause (a) of such definition (before the word “plus”):

“; provided that no such cash and Cash Equivalents shall be added to Total Asset Value to the extent such cash and Cash Equivalents have been deducted from (i) Total Indebtedness in the calculation of the Total Leverage Ratio or (ii) Secured Indebtedness in the calculation of the Secured Leverage Ratio; plus”

(d) The definition of “Unencumbered Asset Value” in Section 1.1 of the Credit Agreement is amended by adding the following proviso to the end of clause (b) of such definition (before the word “plus”):

“; provided that no such cash and Cash Equivalents shall be added to Unencumbered Asset Value to the extent such cash and Cash Equivalents have been deducted from Unsecured Indebtedness in the calculation of the Unsecured Leverage Ratio; plus”

(e) Section 1.1 of the Credit Agreement is amended by adding the following defined term in appropriate alphabetical order therein:

“Amendment No. 3 Effective Date” means October 24, 2025.

(f) Section 6.11(a) of the Credit Agreement is amended by restating the first sentence of such section in its entirety to read as follows:

“The Borrowers shall not permit the ratio of (i) the sum of (A) Total Indebtedness of the REIT and its Subsidiaries minus (B) unrestricted cash and Cash Equivalents of the REIT and its Subsidiaries in excess of $5,000,000 to (ii) Total Asset Value (the “Total Leverage Ratio”) to exceed 60% as of the last day of any fiscal quarter (commencing with the first fiscal quarter ending after the Effective Date).”

(f) Section 6.11(e) of the Credit Agreement is amended by restating the first sentence of such section in its entirety to read as follows:

“The Borrowers shall not permit the ratio of (i) the sum of (A) Unsecured Indebtedness of the REIT and its Subsidiaries minus (B) unrestricted cash and Cash Equivalents of the REIT and its Subsidiaries in excess of $5,000,000 (the “Unsecured Indebtedness Adjustment”) to (ii) Unencumbered Asset Value (the “Unsecured Leverage Ratio”) to exceed 60% as of the last day of any fiscal quarter (commencing with the first fiscal quarter ending after the Effective Date); provided that for purposes of clause (i)(B) above, such unrestricted cash and Cash Equivalents shall be adjusted to deduct therefrom any unrestricted cash and Cash Equivalents that have been included in the Secured Indebtedness Adjustment described in Section 6.11(c).”

(g) Section 6.11(c) of the Credit Agreement is amended by restating such section in its entirety to read as follows:

“The Borrowers shall not permit the ratio of (i) the sum of (A) Secured Indebtedness of the REIT and its Subsidiaries minus (B) unrestricted cash and Cash Equivalents of the REIT and its Subsidiaries in excess of $5,000,000 (the “Secured Indebtedness Adjustment”) to (ii) Total Asset Value (the “Secured Leverage Ratio”) to exceed 40% at any time after the Effective Date; provided that for purposes of clause (i)(B) above, such unrestricted cash and Cash Equivalents shall be adjusted to deduct therefrom any unrestricted cash and Cash Equivalents that have been included in the Unsecured Indebtedness Adjustment described in Section 6.11(e).”

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. TC

In order to induce the Lenders party hereto and the Administrative Agent to enter into this Amendment No. 3, the Borrowers represent and warrant to each Lender party hereto and the Administrative Agent that the following statements are true, correct and complete as of the date hereof:

(a) The execution, delivery and performance of this Amendment No. 3 and the Credit Agreement as amended by this Amendment No. 3 (the “Amended Credit Agreement”) (collectively, the “Transactions”) are within each Loan Party’s corporate, limited partnership, limited liability company, or other organizational powers and have been duly authorized by all necessary corporate, limited partnership, limited liability company, or other organizational action. This Amendment No. 3 has been duly executed and delivered by each Loan Party. Each of this Amendment No. 3 and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The Transactions i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the REIT, the Company, the Subsidiary OP or any of their Subsidiaries or any order of any Governmental Authority, in each case to the extent such violation of applicable law or regulation or such violation of the charter, by-laws or other organizational documents of a Subsidiary (other than the Subsidiary OP) could reasonably be expected to have a Material Adverse Effect, iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrowers or any of their Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrowers or any of their Subsidiaries, in each case to the extent that such violation or default could reasonably be expected to have a Material Adverse Effect, and iv) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of the REIT, the Company, the Subsidiary OP or any of their Subsidiaries.

(c) The representations and warranties of the Borrowers set forth in the Amended Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which is true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of such earlier date).

(d) No Default or Event of Default has occurred and is continuing as of the Amendment Effective Date.

SECTION 3. REAFFIRMATION OF GUARANTIES

FrontView REIT, Inc. (the “REIT”) and each of the undersigned Subsidiary Guarantors has read this Amendment No. 3 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 3, the obligations of such Person under each of the Loan Documents to which such Person is a party shall not be impaired and each of the Loan Documents to which such Person is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of the Borrowers and the REIT hereby acknowledges and agrees that the Guaranteed Obligations under, and as defined in, the Parent Guaranty dated as of October 3, 2024, by the REIT in favor of the Administrative Agent and the Lenders will include all Obligations under, and as defined in, the Amended Credit Agreement. Each of the Borrowers and the undersigned Subsidiary Guarantors hereby acknowledges and agrees that the Guaranteed Obligations under, and as defined in, the Subsidiary Guaranty dated as of October 3, 2024, will include all Obligations under, and as defined in, the Amended Credit Agreement.

Each of the REIT and the undersigned Subsidiary Guarantors acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 3, none of the REIT or any Subsidiary Guarantor is required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment No. 3 and (ii) nothing in the Credit Agreement, this Amendment No. 3 or any other Loan Document shall be deemed to require the consent of the REIT or any Subsidiary Guarantor to any future amendments to the Credit Agreement.

SECTION 4. CONDITIONS OF EFFECTIVENESS

This Amendment No. 3 shall become effective as of date hereof (the “Amendment Effective Date”) if the following conditions precedent have been satisfied:

4.1 Consent of Lenders. The Borrowers, the Guarantors, the Administrative Agent and each of the Lenders under the Credit Agreement shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.

4.2 Fees and Expenses. The Borrowers shall have paid all out-of-pocket costs and expenses and other fees that are due and payable by the Borrowers in connection with this Amendment No. 3.

SECTION 5. MISCELLANEOUS TC

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. This Amendment No. 3 shall be deemed to be a “Loan Document” under the Amended Credit Agreement.

(ii) Except as specifically amended by this Amendment No. 3, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment No. 3 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

B. Headings. Section and subsection headings in this Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose or be given any substantive effect.

C. Applicable Law TC . THIS AMENDMENT NO. 3 SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITY OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

D. Counterparts; Effectiveness. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by telecopy or other electronic means in accordance with Section 9.6 of the Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment No. 3. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 3 and/or any document to be signed in connection with this Amendment No. 3 and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

E. Waiver of Jury Trial, etc. Sections 9.9(c), 9.9(d), and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis as if fully set forth herein.

F. Severability. In case any provision in or obligation under this Amendment No. 3 shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrowers: FRONTVIEW OPERATING PARTNERSHIP LP

By: FrontView REIT, Inc., its general partner

By: /s/ Pierre Revol

Name: Pierre Revol

Title: Chief Financial Officer

FVR SUBSIDIARY OP LP

By: FVR Subsidiary OP GP, LLLP, its general

partner

By: /s/ Pierre Revol

Name: Pierre Revol

Title: Chief Financial Officer

[FrontView – Amendment No. 3]

Guarantors: FRONTVIEW REIT, INC., as Guarantor

By: /s/ Pierre Revol

Name: Pierre Revol

Title: Chief Financial Officer

FVR SUBSIDIARY REIT II LLC, as Guarantor

By: /s/ Stephen Preston

Name: Stephen Preston

Title: Authorized Person

FVR SUBSIDIARY REIT I LP, as Guarantor

By: FVR Subsidiary REIT I GP, LLLP, as its general partner

By: /s/ Stephen Preston

Name: Stephen Preston

Title: Authorized Person

FVR SUBSIDIARY REIT I GP, LLLP, as Guarantor

By: /s/ Stephen Preston

Name: Stephen Preston

Title: Authorized Person

FVR SUBSIDIARY OP GP, LLLP, as Guarantor

By: /s/ Stephen Preston

Name: Stephen Preston

Title: Authorized Person

[FrontView – Amendment No. 3]

FVR SUBSIDIARY GP LLC, as Guarantor

By: /s/ Stephen Preston

Name: Stephen Preston

Title: Authorized Person

FVR SUBSIDIARY 50/50 GP LLC, as Guarantor

By: /s/ Stephen Preston

Name: Stephen Preston

Title: Authorized Person

FVR SUBSIDIARY 50/50 lP, as Guarantor

By: FVR Subsidiary 50/50 GP LLC, as its general partner

By: /s/ Stephen Preston

Name: Stephen Preston

Title: Authorized Person

[FrontView – Amendment No. 3]

Lenders:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By:	/s/ Cody A. Canafax
Name: Cody A. Canafax
Title: Executive Director

[FrontView – Amendment No. 3]

WELLS FARGO BANK, N.A.
By:	/s/ Rebecca Ghermezi
Name: Rebecca Ghermezi
Title: Vice President

[FrontView – Amendment No. 3]

BANK OF AMERICA, N.A.
By:	/s/ Stephanie Whitman
Name: Stephanie Whitman
Title: Vice President

[FrontView – Amendment No. 3]

CIBC BANK USA, an Illinois state chartered bank
By:	/s/ Jeffrey I. Shulman
Name: Jeffrey I. Shulman
Title: Managing Director

[FrontView – Amendment No. 3]

CAPITAL ONE, NATIONAL ASSOCIATION
By:	/s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

[FrontView – Amendment No. 3]

MORGAN STANLEY BANK, N.A.
By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

[FrontView – Amendment No. 3]